                                  EXHIBIT 10.25
                                 FIFTH AMENDMENT
                                       TO
                     THIRD AMENDED AND RESTATED CONSOLIDATED
               REPLACEMENT CREDIT FACILITY AND SECURITY AGREEMENT
               --------------------------------------------------

                  THIS FIFTH AMENDMENT TO THIRD AMENDED AND RESTATED CONSOLIDATED REPLACEMENT CREDIT FACILITY AND SECURITY AGREEMENT (this "Agreement") dated as of February 20, 2001, is entered into by and between INTERNATIONAL TOTAL SERVICES, INC., an Ohio corporation ("Borrower"), and BANK ONE, N.A., successor in interest by merger to BANK ONE, CLEVELAND, N.A., a national banking association, as agent bank for itself and for THE PROVIDENT BANK, an Ohio banking company (collectively, the "Lender").

                                   WITNESSETH
                                   ----------

                  WHEREAS, the Borrower and the Lender are parties to that certain Third Amended and Restated Consolidated Replacement Credit Facility and Security Agreement dated as of March 31, 1997, as amended by that certain First Amendment dated as of October 10, 1997, that certain Second Amendment dated as of December 16, 1998, that certain Third Amendment dated as of September 14, 1999 and that certain Fourth Amendment dated as of April 1, 2000 (the "Loan Agreement"; all terms defined in the Loan Agreement being used herein shall have the same meanings), pursuant to which the Lender has agreed to make a $25,000,000 Revolving Loan to the Borrower until March 31, 2001, evidenced by a Third Amended and Restated Promissory Note dated April 1, 2000 and payable to the Lender, such Note being payable on March 31, 2000; and

                  WHEREAS, the Borrower and the Lender agreed to amend the Loan Agreement (i) to extend the maturity date of the Revolving Loan to April 1, 2001; and, (ii) to modify certain definitions in Section 1 of the Loan Agreement, to modify certain provisions of Section 2 of the Loan Agreement and to modify certain covenants in Section 8 of the Loan Agreement.

                  WHEREAS, during the term of the Loan Agreement it has requested additional financial accommodations.

                  NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower and the Lender agree as follows:

                                    AGREEMENT
                                    ---------

Section 1.        Amendment of Loan Agreement.
                  ---------------------------

                  Except as expressly modified herein, all terms, conditions, definitions and provisions of the Third Amended and Restated Consolidated Replacement Credit Facility and Security Agreement and the First, Second, Third and Fourth Amendment thereto, are in full force and effect.

                                 EXHIBIT 10.25
         1. The definitions set forth in Section 1 of the Agreement are, effective on the Effective Date (defined in Section 2 below), hereby amended to include the following:

                  1. SOFA INTEREST RATE - A fluctuating rate equal to three and one half of one percent (3.50%) above the Base Rate on any portion of the SOFA.

         2. Subsections 2.3(A) and (C) of the Loan Agreement are, effective on the Effective Date, amended and restated to read in their entirety as follows:

                  2.3 REVOLVING LOAN.

                           (1) REVOLVING LOAN. Subject at all times to the terms
                  hereof, the Lender will, from and after April 1, 2000 and until April 1, 2001, make such loans to the Borrower as from time to time the Borrower requests (the "Revolving Loan") consisting of advances made by Lender against the value of Eligible Accounts-Domestic. Subject to the provisions of Subsection (B) of this Section 2.3, the aggregate unpaid principal of the Revolving Loan outstanding at any one time shall not exceed the lesser of: (a) the line of credit approved for Borrower, which is currently Twenty-Five Million Dollars ($25,000,000), less the face amount of all outstanding Letters of Credit issued by Lender for the account of Borrower; or, (b) during the period from the Effective Date to April 1, 2001, (i) eighty-five percent (85%) of the unpaid face amount of Eligible Accounts-Domestic (or such other percentages of Eligible Accounts-Domestic as may from time to time be fixed by the Lender upon notice to the Borrower), less the face amount of any outstanding Letters of Credit, plus
                  (ii) a seasonal overadvance (the "SOFA") of up to
                  $3,000,000.00

                           (C) The form of Borrower's Certificate attached to
                  the Loan Agreement as Exhibit A is, effective on the Effective Date, hereby deleted, and the form of Borrower's Base Certificate attached to this Agreement as EXHIBIT A is hereby substituted therefor.

Section 2. Effective Date of the Agreement.
           -------------------------------

                  The effective date of this Agreement ("Effective Date") shall be February 20, 2001 but Lender shall have no duty to fund until the date on which all conditions precedent have been satisfied, or waived by the Lender in writing.

Section 3. Facility Fee.
           ------------

         Contemporaneously with the execution of this Agreement, Borrower shall pay to Lender a Facility Fee of $10,000.00 plus all reasonable attorney fees associated with the preparation of this Amended Agreement

                                 EXHIBIT 10.25

Section 4. Conditions Precedent.
           --------------------

         Borrower hereby acknowledges and agrees that the effectiveness of this Agreement is conditioned upon the receipt by the Lender, on or prior to the date hereof, in form and substance satisfactory to the Lender and its counsel that there shall be an Acknowledgment, Consent and Agreement in the form of EXHIBIT B attached hereto, with all blanks completed, duly executed and delivered by the Guarantors to Lender as identified in Schedule 1 attached hereto

Section 5. Covenants and Continuing Agreements.
           -----------------------------------

         All other terms, conditions, representations and warranties, covenants and other agreements contained in the Fourth Amendment to the Third Amended and Restated Consolidated Replacement Credit Facility and Security Agreement shall remain in full force and effect.

Section 6. References.
           ----------

         On and after the Effective Date of this Agreement, each reference in the Loan Agreement to "this Agreement", "hereunder", "hereof", or words of like import referring to the Loan Agreement, and in the Note to the "Loan Agreement", "thereof", or words of like import referring to the Loan Agreement, shall mean and refer to the Loan Agreement and shall be deemed to refer to the form of Borrowing Base Certificate attached hereto as Exhibit A. The Loan Agreement, as previously amended and as amended by this Agreement, and all Credit Documents are and shall continue to be in full force and effect and are hereby and in all respects ratified and confirmed. References to the Loan Agreement in the Note shall be deemed to include all amendments to the Loan Agreement whether specified in the Note or not.

Section 7. Applicable Law.
           --------------

         This Agreement shall be deemed to be a contract under the laws of the State of Ohio, and for all purposes shall be construed in accordance with the laws of the State of Ohio.

Section 8. Release.
           -------

         The Borrower hereby represents and warrants to the Lender, and agrees with the Lender, that it has no claim or offset against, or defense or counterclaim to, any Obligation or Indebtedness to the Lender under the Loan Agreement or other Credit Documents and, in consideration of this Agreement, the Borrower hereby releases and discharges the Lender and its shareholders, directors, officers, employees, attorneys, affiliates and subsidiaries from any and all claims, demands, liability and causes of action whatsoever, now known or unknown, existing on the Effective Date and arising prior to the date hereof and arising out of or in any way related to Obligations, the Loan Agreement, this Agreement, or any security interest related thereto or the administration of the Revolving Loan or any other Indebtedness of Borrower, the Guarantors, or any Affiliate to the Lender.

                                 EXHIBIT 10.25

Section 9. Counterparts.
           ------------

         This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any one of the parties hereto may execute this Agreement by signing any such counterpart.

         IN WITNESS WHEREOF, the Borrower and the Lender have caused this Agreement to be executed by their duly authorized officers as of the date and year first above written.

BANK ONE, N.A.                                INTERNATIONAL TOTAL SERVICES, INC.


By:_/s/ T. Steven Blake                       By:_/s/ Mark D. Thompson
Name: T. Steven Blake                         Name:  Mark D. Thompson
Title: First Vice President, Managed Assets   Title: Chief Executive Officer

                                  EXHIBIT 10.25
                                   SCHEDULE 1
                                   ----------

                               List of Guarantors
                               ------------------


Domestic
--------

                  Crown Technical Systems, Inc. (Ohio)

                  T.I.S. Incorporated (Texas)

                  Certified Investigative Services, Inc. (Texas)

                  I.T.S. of New York, Inc. (New York)

                  Selective Detective Services, Inc. (New Jersey)

Foreign
-------

                  International Total Services, Ltd. (United Kingdom)

                  International Transport Security, s.r.o. (Czech Republic)

                  International Transport Services, Ltd. (Thailand)

                                 EXHIBIT 10.25
                                    EXHIBIT B

                      Acknowledgment, Consent and Agreement
                      -------------------------------------


                                 [SEE ATTACHED]

                                 EXHIBIT 10.25
                      ACKNOWLEDGMENT, CONSENT AND AGREEMENT
                      -------------------------------------

                  The undersigned each hereby acknowledges receipt of a copy of the Fifth Amendment to Third Amended and Restated Consolidated Replacement Credit Facility and Security Agreement dated as of February __, 2001, by and between International Total Services, Inc. ("Borrower") and Bank One, N.A., successor by merger to Bank One, Cleveland, N.A. ("Bank One") and by executing this Acknowledgment, Consent and Agreement the undersigned each hereby agrees to remain bound by the terms and conditions of its respective Amended and Restated Replacement Guaranty Agreement, Guaranty Agreement, Amended and Restated Replacement Guarantor Security Agreement and Guarantor Security Agreement, as applicable, each dated as of August 11, 1995, executed and delivered to Bank One in connection with the Second Amended and Restated Replacement Credit Agreement dated as of August 11, 1995, as subsequently amended, and each other document hereafter executed in connection herewith or therewith by the undersigned.

Dated: February __, 2001            CROWN TECHNICAL SYSTEMS, INC.


                                    By:_________________________________
                                          Name:
                                          Title: Chairman of the Board


                                    T.I.S. INCORPORATED

                                    By:_________________________________
                                          Name:
                                          Title: Chief Executive Officer

                                    CERTIFIED INVESTIGATIVE SERVICES, INC.


                                    By:_________________________________
                                          Name:
                                          Title: Chief Executive Officer

                                    I.T.S. OF NEW YORK, INC.


                                    By:_________________________________
                                          Name:
                                          Title: Chief Executive Officer

                                 EXHIBIT 10.25
                                      SELECTIVE DETECTIVE SERVICES, INC.


                                      By:_________________________________
                                            Name:
                                            Title: Chief Executive Officer


                                      INTERNATIONAL TOTAL SERVICES, LTD.


                                      By:___________________________________
                                            Name:
                                            Title: Chief Executive Officer


                                      INTERNATIONAL TRANSPORT SECURITY, s.r.o.


                                      By:_________________________________
                                            Name:
                                            Title: Chief Executive Officer


                                      INTERNATIONAL TRANSPORT SERVICES, LTD.


                                      By:__________________________________
                                            Name:
                                            Title: Chief Executive Officer

                                  EXHIBIT 10.25
                                    EXHIBIT A

                           Borrowing Base Certificate
                           --------------------------


                                 [SEE ATTACHED]

                                 EXHIBIT 10.25
                           BORROWING BASE CERTIFICATE
                           --------------------------

At the close of business on 0/00/00                  Report # 479
------------------------------------
                                                     Date         0/00

Collateral Status                                        Computation
-----------------                                        Of Collateral
                                                         -------------

1.  Balance (Domestic A/R)                                    $0
2.  Less: Ineligible Collateral (Domestic)                    $0
                                                              --
3.  Eligible Collateral                                       $0
4.  Advance % rate                                            85%
5.  Net Availability                                          $0

         Total Availability

6.  Available - Not To Exceed $25,000,000                     $0
7.  Less Reserves (Letters to Credit) #                       $0
8.  NET                                                       $0
                                                              ==

Loan Status
9.   Previous Loan Balance                                    $0
10.   Less: Collections                                       $0
11. Add: Request for Funds                                    $0
            Wire Transfers                                    $0
             Other (interest, fees, etc.)                     $0
                                                              --
12. New Loan Balance                                          $0
                                                              --

13. Excess Available (Line 8-12) may not                      $0
exceed ($3,000,000.00)                                        ==


Borrower represents and warrants to Bank One, N.A. that all of the information presented above and accompanying this Certificate is true, complete and correct in every aspect as of the date hereof and has been computed in compliance with the terms of the Fifth Amendment to Third Amended and Restated Consolidated Replacement Credit Facility and Security Agreement dated 2/__/01, as amended, between Bank One, N.A., and International Total Services, Inc. (the "Credit Agreement"). In the event of any conflict between the terms of this Certificate and the Credit Agreement, the terms of the Credit Agreement shall control. Borrower further represents and warrants that as of the date hereof, after giving effect to any loan or advance requested by Borrower contemporaneously herewith, except as may have been otherwise expressly disclosed in writing by Borrower to and received by Bank One N.A., that; (I) no Event of Default under the terms of the Credit Facility, and no event which, but for a requirement of giving notice or passage of time, or both, would constitute such an Event of Default, has occurred or is continuing; (ii) each representation and warranty contained in the Credit Agreement and related documents are true and correct;
(iii) there has been no material adverse change in Borrower's financial position, operations or assets since the date of the latest financial statements of Borrower delivered to Bank One, N.A.; (iv) to the extent that any loan or advance requested contemporaneously herewith, or that is otherwise based upon this certificate, will be used, in whole or in part, for the payment of wages, Borrower has paid or deposited or is able to pay and intends to and shall make timely payment or deposit of all taxes required to be deducted and withheld from said wages; (v) all said wages incurred in the production of any inventory included in this Certificate have been paid or will be timely paid. Borrower acknowledges that Bank One is entitled to rely on this Certificate in making loans and advances to Borrower.

--------------------------------------------------------------------------------------------------------------------
Borrower Name:                           Authorized Signature:                 Title:
International Total Services, Inc.                                             EVP
--------------------------------------------------------------------------------------------------------------------

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                                 EXHIBIT 10.25

                                         Prepared By:                          Cash Mgmt. Dir.
                                         ------------------------------------- -------------------------------------

#Includes the reserve for Delta G-Max accounts and the FAA Fine Accrual.


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